COMMITMENTS:	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS:

NOTE 10: COMMITMENTS:

The following are outstanding commitments as of June 30, 2021:

•	$5,250,000 of the principal balance remaining due under the Second Amended AVNG Note is payable by the delivery of (i) 65,625 shares of the Company’s newly designated Class E Preferred Stock, which is convertible into 164,063 post-split shares the Company’s common stock, and (ii) common stock purchase warrants to purchase 82,032 shares of the Company’s common stock, at an exercise price of $48.00 post-split per share (the “AVNG Warrant”). In February of 2020 one Class E Preferred Stock shareholder converted 3,937 shares were exchanged for 9,348, post-split shares of the Company’s Common Stock.